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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  May 16, 2005

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                          MAXUS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                      000-26337             82-0514605
            --------                      ---------             ----------
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

                               18300 Sutter Blvd.
                          Morgan Hill, California 95037
          (Address of principal executive offices, including zip code)

                                 (408) 782-2005
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

      On May 16, 2005, Maxus received notice from The Nasdaq Office of General Counsel informing Maxus that its securities are not eligible for continued quotation on the OTC Bulletin Board due to Maxus' failure to comply with the filing requirements as set forth in NASD Rules 6530 and 6540. The failure to comply with NASD Rules is due to the fact that Maxus has not remained current in its reporting obligations to the Securities and Exchange Commission under
Section 13 or 15(d) of the Securities Exchange Act of 1934, which requires certain issuers of registrable securities to file periodic reports. Specifically, Maxus has not filed a complete Form 10-KSB for fiscal 2004 due to the fact that its Form 10-KSB was filed with an audit opinion that was qualified as to scope. Accordingly, effective as of the open of business on May 18, 2005, all quotations of Maxus' securities on the OTCBB will be deleted.

      Maxus intends to undertake efforts to become current on its reporting requirements and thereafter reapply for quotation of its securities on the OTCBB.

FORWARD LOOKING STATEMENTS

      This Form 8-K contains statements that are forward-looking in nature, including statements about the remediation of Maxus' delinquent periodic reports and the subsequent eligibility of its securities for quotation on the OTCBB. These statements are subject to risks and uncertainties that may cause actual results to differ materially from those stated in this Form 8-K. Factors that might affect actual outcomes include, but are not limited to, our ability to obtain sufficient funds to complete the audit necessary to remove the scope qualification because we are cash constrained. For a more detailed discussion of these and associated risks, see Maxus' most recent documents filed with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Maxus as of the date of the release, and we assume no obligation to update any such forward-looking statement.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MAXUS TECHNOLOGY CORPORATION

                                       By: /s/ Patrick Mulvey
                                           -----------------------
                                           Patrick Mulvey
                                           Chief Executive Officer

Date:  May 17, 2005